MoneyGram International Reports First Quarter 2019 Financial Results
DALLAS (May 8, 2019) -- MoneyGram International, Inc. (NASDAQ:MGI) today reported financial results for its first quarter ending March 31, 2019.
Business Update
“The financial results for the first quarter are in line with the Company’s expectations and include the impact of seasonality as the first quarter of the year generally represents a seasonal low point for revenue. The comparisons to last year’s first quarter results were further compounded by the de-risking initiatives that began in 2018,” said Alex Holmes, Chairman and CEO.
Holmes added: “Importantly, first quarter results include the continued success of the Company’s cost reduction and efficiency efforts, which exceeded expectations, along with the commencement of growth trends in several of our major corridors on a year-over-year basis. As we continue our journey of transformation, we remain focused on executing our corporate strategy to return to growth in the second half of this year.”
First Quarter 2019 Financial Results

•	Total revenue was $315.4 million and $380.0 million for the three months ended March 31, 2019 and 2018, respectively.

◦	Money transfer revenue was $273.3 million for the quarter compared to $336.6 million for the three months ended March 31, 2018.

◦	Total digital revenue represented 16% of money transfer revenue.

◦	Investment revenue was $14.4 million.

•
Net loss was $13.5 million compared to net income of $7.1 million for the first quarter of 2018. EBITDA was $37.7 million, a decrease of $28.6 million as compared to the year-ago period. The prior-year period included $30.0 million of income related to the terminated merger with Ant Financial.

•	Adjusted EBITDA was $50.1 million for the three months ended March 31, 2019. Adjusted EBITDA was $66.6 million for the three months ended March 31, 2018.

•	Adjusted EBITDA margin was 15.9%.

•	Diluted loss per share was $0.21. Adjusted diluted loss per share was $0.06.

•	Adjusted Free Cash Flow was $13.3 million for the quarter.
Balance Sheet Highlights
The Company ended the first quarter of 2019 with a cash and cash equivalents balance of $129.9 million compared to $145.5 million at the end of 2018. First quarter interest expense was $13.9 million and capital expenditures for the first quarter were $12.7 million.

Capital Structure Update
As announced today, Bank of America, N.A. has arranged a $245 million senior secured second lien term facility for the Company led by an affiliate of Beach Point Capital Management. The Carlyle Group will be participating in a portion of the senior secured second lien term facility. The net proceeds from this new financing will be used by the Company to prepay its existing senior secured first lien term loan facility. The senior secured second lien term facility will bear interest of 13% per annum, a portion of which would be payable in kind at the Company’s option. In addition, upon the closing of the senior secured second lien term facility, the Company would issue warrants to the senior secured second lien term lenders representing 8% of the fully diluted then-outstanding common stock of the Company.
Full Year 2019 Outlook
For the full year 2019, the Company is projecting revenue to decline approximately 2 to 4 percent on a constant currency basis and Adjusted EBITDA is expected to decline approximately 8 to 12 percent on a constant currency basis.

Forward-Looking Statements
This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the company’s projected results of operations, specific factors expected to impact the company’s results of operations, and the expected restructuring and reorganization program results. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: our ability to compete effectively; our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing "white label" branded money transfer products or otherwise; our ability to manage fraud risks from consumers or agents; the ability of us and our agents to comply with U.S. and international laws and regulations; litigation or investigations involving us or our agents; uncertainties relating to compliance with the DPA entered into with the U.S. federal government and the effect of the DPA on our reputation and business; regulations addressing consumer privacy, data use and security; our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes; our ability to manage risks associated with our international sales and operations; our offering of money transfer services through agents in regions that are politically volatile; changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events; our substantial debt service obligations, significant debt covenant requirements and credit ratings; major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; the ability of us and our agents to maintain adequate banking relationships; a security or privacy breach in systems, networks or databases on which rely; disruptions to our computer network systems and data centers; weakness in economic conditions, in both the U.S. and global markets; a significant change, material slow down or complete disruption of international migration patterns; the financial health of certain European countries or the secession of a country from the European Union; our ability to manage credit risks from our agents and official check financial institution customers; our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; our ability to attract and retain key employees; our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business; our ability to maintain effective internal controls; our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on our Board of Directors; and uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of MoneyGram's public reports filed with the Securities and Exchange Commission (the “SEC”), including MoneyGram's annual report on Form 10-K for the year ended December 31, 2018.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s SEC filings may be obtained by contacting MoneyGram, through MoneyGram’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

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Non-GAAP Measures
In addition to results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), this news release and related tables include certain non-GAAP financial measures, including a presentation of EBITDA (earnings before interest, taxes, depreciation and amortization, including agent signing bonus amortization), Adjusted EBITDA (EBITDA adjusted for certain significant items), Adjusted EBITDA margin, Adjusted Free Cash Flow (Adjusted EBITDA less cash interest, cash taxes and cash payments for capital expenditures and agent signing bonuses), constant currency measures (which assume that amounts denominated in foreign currencies are translated to the U.S. dollar at rates consistent with those in the prior year), adjusted diluted earnings per share and adjusted net income. In addition, we present adjusted operating income and adjusted operating margin for our two reporting segments. The following tables include a full reconciliation of non-GAAP financial measures to the related GAAP financial measures. The equivalent GAAP financial measures for projected results are not provided, and projected results do not reflect the potential impact of certain non-GAAP adjustments, which include (but in future periods, may not be limited to) stock-based, contingent and incentive compensation costs, compliance enhancement program costs, direct monitor costs, legal and contingent matter costs, restructuring and reorganization costs, currency changes and the tax effect of such items. We cannot reliably predict or estimate if and when these types of costs, adjustments or changes may occur or their impact to our financial statements. Accordingly, a reconciliation of the non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not available.
We believe that these non-GAAP financial measures provide useful information to investors because they are an indicator of the strength and performance of ongoing business operations. These calculations are commonly used as a basis for investors, analysts and other interested parties to evaluate and compare the operating performance and value of companies within our industry. Finally, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Flow, constant currency, adjusted diluted earnings per share and adjusted net income figures are financial and performance measures used by management in reviewing results of operations, forecasting, allocating resources or establishing employee incentive programs. Although MoneyGram believes the above non-GAAP financial measures enhance investors' understanding of its business and performance, these non-GAAP financial measures should not be considered in isolation or as substitutes for the accompanying GAAP financial measures.
Description of Tables

Table One	-	Condensed Consolidated Statements of Operations
Table Two	-	Segment Results
Table Three	-	Segment Reconciliations
Table Four	-	Reconciliation of Certain Non GAAP Measures to Relevant GAAP Measures - EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow
Table Five	-	Reconciliation of Certain Non GAAP Measures to Relevant GAAP Measures - Adjusted Net Income and Adjusted Diluted EPS
Table Six	-	Condensed Consolidated Balance Sheets
Table Seven	-	Condensed Consolidated Statements of Cash Flows

Conference Call
MoneyGram International will host a conference call on May 8, at 9:00 a.m. ET, to discuss its results. Alex Holmes, chairman and chief executive officer, and Larry Angelilli, chief financial officer, will host the call.

Participant Dial-In Numbers:
U.S.:     1-800-458-4148
International: 1-929-477-0324
Webcast:    http://public.viavid.com/index.php?id=134521
Replay:    1-844-512-2921 or 1-412-317-6671
Replay ID:     2681217
Replay is available through May 15, 2019
About MoneyGram International
MoneyGram is a global leader in omnichannel money transfer and payment services that enables friends and family to safely, conveniently, and affordably send money for life’s daily needs in over 200 countries and territories. The innovative MoneyGram platform leverages its leading digital and physical network, global financial settlement engine, cloud-based infrastructure with integrated APIs, and its unparalleled compliance program that leads the industry in protecting consumers. More information about MoneyGram International, Inc. is available at moneygram.com.

CONTACT:

Investor Relations:
214-979-1400
ir@moneygram.com

Media Relations:
Wendi Schlarb
214-999-7687
media@moneygram.com

TABLE ONE
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(Amounts in millions, except percentages and per share data)	Three Months Ended March 31,		2019 vs
	2019	2018	2018

REVENUE
Fee and other revenue	$301.0	$370.1	$(69.1)
Investment revenue	14.4	9.9	4.5
Total revenue	315.4	380.0	(64.6)

Total revenue change, as reported	(17)%
Total revenue change, constant currency	(15)%

OPERATING EXPENSES
Total commissions and direct transaction expenses	160.9	185.5	(24.6)
Compensation and benefits	59.4	79.3	(19.9)
Transaction and operations support (1)	52.1	74.8	(22.7)
Occupancy, equipment and supplies	15.4	16.6	(1.2)
Depreciation and amortization	19.0	18.1	0.9
Total operating expenses	306.8	374.3	(67.5)
OPERATING INCOME	8.6	5.7	2.9
Other expenses (income)
Interest expense	13.9	12.3	1.6
Other non-operating expense (income)	1.6	(28.5)	30.1
Total other expenses (income)	15.5	(16.2)	31.7
(Loss) income before income taxes	(6.9)	21.9	(28.8)
Income tax expense	6.6	14.8	(8.2)
NET (LOSS) INCOME	$(13.5)	$7.1	$(20.6)

(LOSS) INCOME PER COMMON SHARE
Basic	$(0.21)	$0.11	$(0.32)
Diluted	$(0.21)	$0.11	$(0.32)

Weighted-average outstanding common shares and equivalents used in computing (loss) income per share
Basic	64.8	63.8	1.0
Diluted	64.8	66.2	(1.4)

(1) Three months ended March 31, 2018 include an accrual of $10.0 million related to the resolution of the DPA matter.

TABLE TWO
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RESULTS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended March 31,		2019 vs
	2019	2018	2018
Money transfer revenue	$273.3	$336.6	$(63.3)
Bill payment revenue	15.9	20.8	(4.9)
Total revenue	$289.2	$357.4	$(68.2)

Commissions and direct transaction expenses	$154.3	$181.7	$(27.4)

Operating income	$1.1	$1.4	$(0.3)

Operating margin	0.4%	0.4%

Money transfer revenue change, as reported	(19)%
Money transfer revenue change, constant currency	(16)%

Financial Paper Products

(Amounts in millions, except percentages)	Three Months Ended March 31,		2019 vs
	2019	2018	2018
Money order revenue	$13.9	$13.4	$0.5
Official check revenue	12.3	9.2	3.1
Total revenue	$26.2	$22.6	$3.6

Total commissions expense	$6.6	$3.8	$2.8

Operating income	$8.2	$5.6	$2.6

Operating margin	31.3%	24.8%

TABLE THREE
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RECONCILIATIONS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended March 31,		2019 vs
	2019	2018	2018

Revenue (as reported)	$289.2	$357.4	$(68.2)

Adjusted operating income	$12.3	$29.9	$(17.6)

Legal and contingent matters	—	(11.4)	11.4
Restructuring and reorganization costs	(3.6)	(7.3)	3.7
Compliance enhancement program	(1.1)	(2.4)	1.3
Direct monitor costs	(4.1)	(3.1)	(1.0)
Stock-based compensation expense	(2.4)	(4.3)	1.9
Total adjustments	(11.2)	(28.5)	17.3

Operating income (as reported)	$1.1	$1.4	$(0.3)

Adjusted operating margin	4.3%	8.4%
Total adjustments	(3.9)%	(8.0)%
Operating margin (as reported)	0.4%	0.4%

Financial Paper Products
(Amounts in millions, except percentages)	Three Months Ended March 31,		2019 vs
	2019	2018	2018

Revenue (as reported)	$26.2	$22.6	$3.6

Adjusted operating income	$8.8	$6.3	$2.5

Compliance enhancement program	(0.4)	(0.2)	(0.2)
Stock-based compensation expense	(0.2)	(0.5)	0.3
Total adjustments	(0.6)	(0.7)	0.1

Operating income (as reported)	$8.2	$5.6	$2.6

Adjusted operating margin	33.6%	27.9%
Total adjustments	(2.3)%	(3.1)%
Operating margin (as reported)	31.3%	24.8%

TABLE FOUR
MONEYGRAM INTERNATIONAL, INC.
RECONCILIATION OF CERTAIN NON GAAP MEASURES TO RELEVANT GAAP MEASURES
EBITDA, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ADJUSTED FREE CASH FLOW
(Unaudited)

(Amounts in millions, except percentages)	Three Months Ended March 31,		2019 vs
	2019	2018	2018

(Loss) income before income taxes	$(6.9)	$21.9	$(28.8)
Interest expense	13.9	12.3	1.6
Depreciation and amortization	19.0	18.1	0.9
Signing bonus amortization	11.7	14.0	(2.3)
EBITDA	37.7	66.3	(28.6)

Significant items impacting EBITDA:
Direct monitor costs	4.1	3.1	1.0
Restructuring and reorganization costs	3.5	7.3	(3.8)
Stock-based, contingent and incentive compensation	2.6	4.8	(2.2)
Compliance enhancement program	1.5	2.6	(1.1)
Legal and contingent matters (1)	0.6	11.4	(10.8)
Severance and related costs	0.1	0.4	(0.3)
Costs (income) related to the terminated merger with Ant Financial (2)	—	(29.3)	29.3
Adjusted EBITDA	$50.1	$66.6	$(16.5)

Adjusted EBITDA margin (3)	15.9%	17.5%	(1.6)%

Adjusted EBITDA change, as reported	(25)%
Adjusted EBITDA change, constant currency adjusted	(22)%

Adjusted EBITDA	$50.1	$66.6	$(16.5)
Cash payments for interest	(12.8)	(11.5)	(1.3)
Cash payments for taxes, net of refunds	(1.2)	(1.6)	0.4
Cash payments for capital expenditures	(12.7)	(12.3)	(0.4)
Cash payments for agent signing bonuses	(10.1)	(11.8)	1.7
Adjusted Free Cash Flow	$13.3	$29.4	$(16.1)

(1) Three months ended March 31, 2018 includes an accrual of $10.0 million related to the resolution of the DPA matter.
(2) Costs include, but are not limited to, legal, bank and consultant fees and income includes the $30.0 million merger termination fee.
(3) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenue.

TABLE FIVE
MONEYGRAM INTERNATIONAL, INC.
RECONCILIATION OF CERTAIN NON GAAP MEASURES TO RELEVANT GAAP MEASURES
ADJUSTED NET INCOME AND ADJUSTED DILUTED EPS
(Unaudited)

	Three Months Ended March 31,
(Amounts in millions, except per share data)	2019	2018

Net (loss) income	$(13.5)	$7.1
Total adjustments (1)	12.4	0.3
Tax impacts of adjustments (2)	(2.8)	2.7
Adjusted net (loss) income	$(3.9)	$10.1

Diluted (loss) income per common share	$(0.21)	$0.11

Diluted adjustments per common share	0.15	0.04

Diluted adjusted (loss) income per common share	$(0.06)	$0.15

Diluted weighted-average outstanding common shares and equivalents	64.8	66.2

(1) See summary of adjustments in Table Four - EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow.
(2) Tax rates used to calculate the tax expense impact are based on the nature and jurisdiction of each adjustment.

TABLE SIX
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(Amounts in millions, except share data)	March 31, 2019	December 31, 2018
ASSETS
Cash and cash equivalents	$129.9	$145.5
Settlement assets	3,416.3	3,373.8
Property and equipment, net	187.6	193.9
Goodwill	442.2	442.2
Other assets (1)	189.3	140.7
Total assets	$4,365.3	$4,296.1
LIABILITIES
Payment service obligations	$3,416.3	$3,373.8
Debt, net	899.2	901.0
Pension and other postretirement benefits	71.9	76.6
Accounts payable and other liabilities (1)	260.2	213.5
Total liabilities	4,647.6	4,564.9
STOCKHOLDERS’ DEFICIT
Participating convertible preferred stock - series D, $0.01 par value, 200,000 shares authorized, 71,282 issued at March 31, 2019 and December 31, 2018	183.9	183.9
Common stock, $0.01 par value, 162,500,000 shares authorized, 58,823,567 shares issued at March 31, 2019 and December 31, 2018	0.6	0.6
Additional paid-in capital	1,049.4	1,046.8
Retained loss	(1,411.5)	(1,403.6)
Accumulated other comprehensive loss	(84.7)	(67.5)
Treasury stock: 2,508,798 and 3,207,118 shares at March 31, 2019 and December 31, 2018, respectively	(20.0)	(29.0)
Total stockholders’ deficit	(282.3)	(268.8)
Total liabilities and stockholders’ deficit	$4,365.3	$4,296.1

(1) 2019 financial information reflects the adoption of ASC 842 - Leases. Other Assets includes $49.6 million of right-of-use assets related to the Company's operating leases and Accounts payable and other liabilities includes $53.0 million of lease liabilities.

TABLE SEVEN
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
(Amounts in millions)	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(13.5)	$7.1
Adjustments to reconcile net loss to net cash provided by operating activities	13.8	23.4
Net cash provided by operating activities	0.3	30.5
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(12.7)	(12.3)
Net cash used in investing activities	(12.7)	(12.3)
CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on debt	(2.5)	(2.4)
Payments to tax authorities for stock-based compensation	(0.7)	(6.1)
Net cash used in financing activities	(3.2)	(8.5)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(15.6)	9.7
CASH AND CASH EQUIVALENTS—Beginning of period	145.5	190.0
CASH AND CASH EQUIVALENTS—End of period	$129.9	$199.7